                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K



                               CURRENT REPORT
                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 23, 1998

                              COREL CORPORATION
       --------------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


                                   Canada
                      ---------------------------------
               (State or other jurisdiction of incorporation)


           0-20562                                    Not Applicable
        --------------                             ------------------
         (Commission                                  (IRS Employer
         File Number)                              Identification No.)


            1600 Carling Avenue, Ottawa, Ontario, Canada  K1Z8R7
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      (Address of principal executive offices)            (Zip code)



                               (613) 728-8200
           -------------------------------------------------------
            (Registrant's telephone number, including area code)


                               Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     On September 24, 1998, the Board of Directors (the "Board") of Corel Corporation (the "Company"), pursuant to the recommendation of the Audit Committee, approved a resolution authorizing management (i) to request the resignation of KPMG Chartered Accountants ("KPMG") as the Company's independent auditor and certifying accountant, (ii) to accept the resignation of KPMG effective upon delivery thereof, and (iii) concurrent with the effective date of KPMG's resignation, to engage PricewaterhouseCoopers ("PWC") as the Company's independent auditor and certifying accountant upon such terms as may be negotiated by management.

     On October 23, 1998, the Company's management accepted the resignation of KPMG. On October 23, 1998, the Company appointed PWC as the Company's independent auditor and certifying accountant.

     KPMG's reports with respect to the Company's financial statements for the fiscal years ended November 30, 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended November 30, 1996 and 1997 and in the interim periods subsequent to November 30, 1997 preceding the date of KPMG's resignation, there were no "disagreements", as that term is defined in Item
304 of Regulation S-K, with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the matter in their report.

     The Company has authorized KPMG to respond fully to the inquiries of PWC as the successor independent auditor and certifying accountant.

     A letter from KPMG dated October 29, 1998 addressed to the Commission is filed as an Exhibit to this Report. A letter from PWC dated October 29, 1998 addressed to the Commission is also filed as an Exhibit to this Report.

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        ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

(c)     Exhibits.
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        16.1   Letter from KPMG re change in auditor and certifying accountant

        16.2   Letter from PWC re change in auditor and certifying accountant

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                                  SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 29, 1998

                                         Corel Corporation


                                         By:   /s/ Michael O'Reilly
                                             -------------------------------
                                             Michael O'Reilly, Vice President
                                             and Chief Financial Officer

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